Exhibit 99.1
SABR 2004 - OP1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

SABR 2004-OP1

Period  Distribution Date  M3 Interest   M3 Principal  M3 CashFlow    M3 Balance

     0  Initial            $        --   $         --  $        --   $25,948,000
     1  April 2004         $    54,520   $         --  $    54,520   $25,948,000
     2  May 2004           $    52,761   $         --  $    52,761   $25,948,000
     3  June 2004          $    54,520   $         --  $    54,520   $25,948,000
     4  July 2004          $    52,761   $         --  $    52,761   $25,948,000
     5  August 2004        $    54,520   $         --  $    54,520   $25,948,000
     6  September 2004     $    54,520   $         --  $    54,520   $25,948,000
     7  October 2004       $    52,761   $         --  $    52,761   $25,948,000
     8  November 2004      $    54,520   $         --  $    54,520   $25,948,000
     9  December 2004      $    52,761   $         --  $    52,761   $25,948,000
    10  January 2005       $    54,520   $         --  $    54,520   $25,948,000
    11  February 2005      $    54,520   $         --  $    54,520   $25,948,000
    12  March 2005         $    49,244   $         --  $    49,244   $25,948,000
    13  April 2005         $    54,520   $         --  $    54,520   $25,948,000
    14  May 2005           $    52,761   $         --  $    52,761   $25,948,000
    15  June 2005          $    54,520   $         --  $    54,520   $25,948,000
    16  July 2005          $    52,761   $         --  $    52,761   $25,948,000
    17  August 2005        $    54,520   $         --  $    54,520   $25,948,000
    18  September 2005     $    54,520   $         --  $    54,520   $25,948,000
    19  October 2005       $    52,761   $         --  $    52,761   $25,948,000
    20  November 2005      $    54,520   $         --  $    54,520   $25,948,000
    21  December 2005      $    52,761   $         --  $    52,761   $25,948,000
    22  January 2006       $    54,520   $         --  $    54,520   $25,948,000
    23  February 2006      $    54,520   $         --  $    54,520   $25,948,000
    24  March 2006         $    49,244   $         --  $    49,244   $25,948,000
    25  April 2006         $    54,520   $         --  $    54,520   $25,948,000
    26  May 2006           $    52,761   $         --  $    52,761   $25,948,000
    27  June 2006          $    54,520   $         --  $    54,520   $25,948,000
    28  July 2006          $    52,761   $         --  $    52,761   $25,948,000
    29  August 2006        $    54,520   $         --  $    54,520   $25,948,000
    30  September 2006     $    54,520   $         --  $    54,520   $25,948,000
    31  October 2006       $    52,761   $         --  $    52,761   $25,948,000
    32  November 2006      $    54,520   $         --  $    54,520   $25,948,000
    33  December 2006      $    52,761   $         --  $    52,761   $25,948,000
    34  January 2007       $    54,520   $         --  $    54,520   $25,948,000
    35  February 2007      $    54,520   $         --  $    54,520   $25,948,000
    36  March 2007         $    49,244   $         --  $    49,244   $25,948,000
    37  April 2007         $    54,520   $    442,764  $   497,284   $25,505,236
    38  May 2007           $    51,861   $  4,357,795  $ 4,409,656   $21,147,440
    39  June 2007          $    44,433   $    509,644  $   554,077   $20,637,797
    40  July 2007          $    41,964   $    497,502  $   539,465   $20,140,295
    41  August 2007        $    42,317   $    485,647  $   527,964   $19,654,648
    42  September 2007     $    41,297   $    474,073  $   515,369   $19,180,575
    43  October 2007       $    39,001   $    462,772  $   501,773   $18,717,803
    44  November 2007      $    39,328   $    451,739  $   491,068   $18,266,063
    45  December 2007      $    37,141   $    440,967  $   478,108   $17,825,096
    46  January 2008       $    37,453   $    430,450  $   467,903   $17,394,646
    47  February 2008      $    36,548   $    420,182  $   456,730   $16,974,464
    48  March 2008         $    33,364   $    410,157  $   443,521   $16,564,307
    49  April 2008         $    34,803   $    400,369  $   435,173   $16,163,938
    50  May 2008           $    32,867   $    390,813  $   423,680   $15,773,125
    51  June 2008          $    33,141   $    381,483  $   414,624   $15,391,642
    52  July 2008          $    31,296   $    372,374  $   403,671   $15,019,267
    53  August 2008        $    31,557   $    363,481  $   395,038   $14,655,786
    54  September 2008     $    30,793   $    354,799  $   385,592   $14,300,988
    55  October 2008       $    29,079   $    346,322  $   375,401   $13,954,666
    56  November 2008      $    29,320   $    338,046  $   367,366   $13,616,620
    57  December 2008      $    27,687   $    329,966  $   357,653   $13,286,654
    58  January 2009       $    27,917   $    322,078  $   349,994   $12,964,576
    59  February 2009      $    27,240   $    314,376  $   341,616   $12,650,200
    60  March 2009         $    24,007   $    306,857  $   330,865   $12,343,342
    61  April 2009         $    25,935   $    299,517  $   325,452   $12,043,826
    62  May 2009           $    24,489   $    292,350  $   316,840   $11,751,475
    63  June 2009          $    24,691   $    285,354  $   310,045   $11,466,121
    64  July 2009          $    23,314   $    278,523  $   301,838   $11,187,598
    65  August 2009        $    23,506   $    271,855  $   295,361   $10,915,743
    66  September 2009     $    22,935   $    265,344  $   288,279   $10,650,399
    67  October 2009       $    21,656   $    258,988  $   280,644   $10,391,411
    68  November 2009      $    21,834   $    252,783  $   274,617   $10,138,627
    69  December 2009      $    20,615   $    246,726  $   267,341   $ 9,891,902
    70  January 2010       $    20,784   $    240,812  $   261,596   $ 9,651,090
    71  February 2010      $    20,278   $    235,038  $   255,316   $ 9,416,052
    72  March 2010         $    17,870   $    229,402  $   247,271   $ 9,186,651
    73  April 2010         $    19,302   $    223,899  $   243,201   $ 8,962,752
    74  May 2010           $    18,224   $    218,527  $   236,751   $ 8,744,224
    75  June 2010          $    18,373   $    213,283  $   231,655   $ 8,530,942
    76  July 2010          $    17,346   $    208,163  $   225,509   $ 8,322,779
    77  August 2010        $    17,487   $    203,165  $   220,652   $ 8,119,614
    78  September 2010     $    17,060   $    198,286  $   215,346   $ 7,921,328
    79  October 2010       $    16,107   $    193,523  $   209,629   $ 7,727,805
    80  November 2010      $    16,237   $    188,873  $   205,109   $ 7,538,933
    81  December 2010      $    15,329   $    184,333  $   199,662   $ 7,354,600
    82  January 2011       $    15,453   $    179,902  $   195,354   $ 7,174,698
    83  February 2011      $    15,075   $    175,575  $   190,650   $ 6,999,123
    84  March 2011         $    13,283   $    171,352  $   184,635   $ 6,827,770
    85  April 2011         $    14,346   $    167,230  $   181,576   $ 6,660,541
    86  May 2011           $    13,543   $    163,205  $   176,748   $ 6,497,336
    87  June 2011          $    13,652   $    159,276  $   172,928   $ 6,338,059
    88  July 2011          $    12,887   $    155,441  $   168,328   $ 6,182,618
    89  August 2011        $    12,990   $    151,697  $   164,687   $ 6,030,921
    90  September 2011     $    12,672   $    148,042  $   160,714   $ 5,882,879
    91  October 2011       $    11,962   $    144,475  $   156,436   $ 5,738,404
    92  November 2011      $    12,057   $    140,992  $   153,049   $ 5,597,412
    93  December 2011      $    11,381   $    137,592  $   148,974   $ 5,459,820
    94  January 2012       $    11,472   $    134,273  $   145,745   $ 5,325,547
    95  February 2012      $    11,190   $    131,034  $   142,223   $ 5,194,513
    96  March 2012         $    10,210   $  5,194,513  $ 5,204,723   $        --